                                                                  EXHIBIT 10.4.8

           SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

         THIS SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (hereinafter referred to as the "Amendment") executed as of the 23rd day of December, 2003, by and among RANGE RESOURCES CORPORATION, a Delaware corporation ("Borrower"), BANK ONE, NA, a national banking association ("Bank One"), each of the financial institutions which is a party hereto (as evidenced by the signature pages to this Amendment) or which may from time to time become a party hereto pursuant to the provisions of Section 29 of the Credit Agreement or any successor or assignee thereof (hereinafter collectively referred to as "Lenders", and individually, "Lender"), Bank One, as Administrative Agent ("Agent"), Fleet National Bank, as Co-Documentation Agent, Fortis Capital Corp., as Co-Documentation Agent, JPMorgan Chase Bank, as Co-Syndication Agent, Credit Lyonnais New York Branch, as Co-Syndication Agent, Banc One Capital Markets, Inc., as Joint Lead Arranger and Joint Bookrunner and JPMorgan Securities, Inc., as Joint Lead Arranger and Joint Bookrunner. Capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in that certain Amended and Restated Credit Agreement dated as of May 2, 2002, by and among Borrower, Agent and Lenders (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement").

                                   WITNESSETH:

         WHEREAS, the Borrower has informed Agent and Lenders that the Borrower's wholly-owned Subsidiary, Range Production I, L.P., a Texas limited partnership ("Range Production I") intends to acquire certain oil and gas properties of Wagner & Brown, Ltd., a Texas limited partnership ("Wagner Brown"), Canyon Energy Partners, Ltd., a Texas limited partnership ("Canyon Energy") and Intercon Gas, Inc., a Delaware corporation ("Intercon") pursuant to that certain Purchase and Sale Agreement dated as of December 13, 2003, among Range Production I, Wagner Brown, Canyon Energy and Intercon (the "Sterling Acquisition");

         WHEREAS, in connection with the Sterling Acquisition, the Borrower has requested that the Agent and the Lenders amend the Credit Agreement to (i) increase the Borrowing Base to $225,000,000 and (ii) allow the Borrower to sell, lease, transfer or otherwise dispose of Oil and Gas Properties in an aggregate amount not to exceed $25,000,000 during the period beginning on the Sterling Acquisition Closing Date (as hereinafter defined) and ending the next Determination Date; and Agent and the Lenders have agreed to do so on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower, Agent and the Lenders, hereby agree as follows:

SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 3 hereof, and in reliance on the

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representations, warranties, covenants and agreements contained in this
Amendment, the Credit Agreement shall be amended in the manner provided in this
Section 1.

         1.1      DEFINITIONS. The definition of "Guarantor" set forth in
Section 1 of the Credit Agreement shall be and it hereby is amended in its entirety as follows:

         Guarantor means GulfStar Energy, Inc., Range Energy I, Inc., Range HoldCo, Inc., Range Production Company, Range Energy Ventures Corporation, Range Energy Finance Corporation, Range Production I, L.P. and Range Resources, L.L.C.

         1.2 ADDITIONAL DEFINITIONS. Section 1 of the Credit Agreement shall be and it hereby is amended by inserting the following definitions in alphabetical order:

         Range Production I means Range Production I, L.P., a Texas limited partnership.

         Sterling Acquisition means the acquisition by Range Production I of certain oil and gas properties of the Sterling Acquisition Sellers pursuant to the Sterling Acquisition Purchase Agreement.

         Sterling Acquisition Closing Date means the date on which the Sterling Acquisition is consummated in accordance with the terms of the Sterling Acquisition Purchase Agreement.

         Sterling Acquisition Purchase Agreement means that certain Purchase and Sale Agreement dated as of December 13, 2003, among Borrower's wholly-owned Subsidiary, Range Production I and the Sterling Acquisition Sellers, as amended, modified or restated from time to time.

         Sterling Acquisition Sellers means, collectively, Wagner & Brown, Ltd., a Texas limited partnership, Canyon Energy Partners, Ltd., a Texas limited partnership and Intercon Gas, Inc., a Delaware corporation.

         1.3 AMENDMENT TO BORROWING BASE. Section 7(a) of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:

                  (a) Initial Borrowing Base. Subject to Section 7(b) hereof, (i) as of October 1, 2003, the Borrowing Base shall be $180,000,000 and (ii) as of the Sterling Acquisition Closing Date, the Borrowing Base shall be $225,000,000.

         1.4 SALE OF CERTAIN ASSETS. The first sentence of Section 12(r) of the Credit Agreement shall be and it is hereby amended in its entirety to read as follows:

Borrower will immediately pay over to the Agent for the ratable benefit of the Lenders as a prepayment of principal on the Notes and a reduction of the Commitments, an amount equal to 100% of the "Release Price" from the sale of Oil and Gas Properties by Borrower or any Guarantor in excess of $10,000,000 (except that during the period beginning on the Sterling Acquisition Closing Date and ending on the next Determination Date, such amount shall be

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100% of the "Release Price" from the sale of Oil and Gas Properties by Borrower or any Guarantor in excess of $25,000,000) in the aggregate received from such sales between Borrowing Base redeterminations, which sale has been either (i) made in compliance with the provisions of Section 13(a)(ii) hereof, or (ii) approved in advance by Required Lenders. Provided, however, that in lieu of making any such payment the Borrower may elect to provide, or cause to be provided by a Guarantor, additional Oil and Gas Properties with value and quality satisfactory to all Lenders in their discretion in substitution for the Oil and Gas Properties sold pursuant to the provisions of this Section 12(r).

         1.5 NEGATIVE PLEDGE. Clause B of Section 13(a)(ii) of the Credit Agreement shall be and it is hereby amended in its entirety to read as follows:

(B) sales, leases, transfers or other dispositions of Oil and Gas Properties which do not exceed $10,000,000 in the aggregate between Borrowing Base redeterminations; provided that during the period beginning on the Sterling Acquisition Closing Date and ending on the next Determination Date, such sales, leases, transfers or other dispositions of Oil and Gas Properties shall not exceed $25,000,000;

         1.6 AMENDMENT TO EXHIBIT. Exhibit B to the Credit Agreement shall be and is hereby amended in its entirety by substituting Exhibit B which is attached hereto.

         1.7 ASSIGNMENT AND ACCEPTANCE. The Lenders have agreed among themselves to reallocate their respective Commitments and to allow Hibernia National Bank and Southwest Bank of Texas, N.A. to acquire an interest in the Commitments and the Loans. After such reallocation of the Commitments, on the date hereof, the Lenders shall own the Commitment Percentages set forth on
Schedule 1 attached hereto. With respect to such reallocation, each of Hibernia National Bank and Southwest Bank of Texas, N.A. shall be deemed to have acquired the Commitments and Loans allocated to them from each of the Lenders pursuant to the terms of the Assignment and Acceptance Agreement attached as Exhibit E to the Credit Agreement as if Hibernia National Bank, Southwest Bank of Texas, N.A. and the Lenders had executed an Assignment and Acceptance Agreement with respect to such allocation. Each Lender shall surrender its existing Note and be issued a new Note in a face amount equal to each Lender's Commitment Percentage times $225,000,000. Each said Note to be in the form of Exhibit "B" to the Credit Agreement with appropriate insertions. The funds delivered to Agent by Hibernia National Bank and Southwest Bank of Texas, N.A. to acquire an interest in the Commitments and the Loans shall be allocated and paid to each of the existing Lenders such that after giving effect to such allocation and payment each of the Lender's Commitment shall be in the amounts set forth on Schedule 1 attached hereto.

SECTION 2. REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES. Except to the extent its provisions are specifically amended, modified or superseded by this Amendment, the representations, warranties and affirmative and negative covenants of the Borrower contained in the Credit Agreement are incorporated herein by reference for all purposes as if copied herein in full. The Borrower hereby restates and reaffirms each and every term and provision of the Credit Agreement, as amended, including, without limitation, all representations, warranties and affirmative and negative covenants. Except to the extent its provisions are specifically amended,

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modified or superseded by this Amendment, the Credit Agreement, as amended, and all terms and provisions thereof shall remain in full force and effect, and the same in all respects are confirmed and approved by the Borrower and the Lenders.

SECTION 3. CONDITIONS. The amendments to the Credit Agreement contained in
Section 1 of this Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 3.

         3.1 EXECUTION AND DELIVERY. The Borrower and each Guarantor shall have executed and delivered this Amendment, and other required documents, all in form and substance satisfactory to the Agent.

         3.2 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Borrower under this Amendment are true and correct in all material respects as of such date, as if then made (except to the extent that such representations and warranties related solely to an earlier date).

         3.3 NO EVENT OF DEFAULT. No Event of Default shall have occurred and be continuing nor shall any event have occurred or failed to occur which, with the passage of time or service of notice, or both, would constitute an Event of Default.

         3.4 OTHER DOCUMENTS. The Agent shall have received (i) a duly executed officer's certificate of Borrower, together with true and correct copies of the amended and restated bylaws of Borrower, and (ii) such other instruments and documents incidental and appropriate to the transaction provided for herein as the Agent or its counsel may reasonably request, and all such documents shall be in form and substance satisfactory to the Agent.

         3.5 LEGAL MATTERS SATISFACTORY. All legal matters incident to the consummation of the transactions contemplated hereby shall be reasonably satisfactory to special counsel for the Agent retained at the expense of Borrower.

SECTION 4. MISCELLANEOUS.

         4.1 ADDITIONAL REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants that all factual information, if any, heretofore and contemporaneously furnished by or on behalf of Borrower to Agent for purposes of or in connection with this Amendment does not contain any untrue statement of a material fact or omit to state any material fact necessary to keep the statements contained herein or therein from being misleading. Each of the foregoing representations and warranties shall constitute a representation and warranty of Borrower made under the Credit Agreement, and it shall be an Event of Default if any such representation and warranty shall prove to have been incorrect or false in any material respect at the time given. Each of the representations and warranties made under the Credit Agreement (including those made herein) shall survive and not be waived by the execution and delivery of this Amendment or any investigation by Lenders.

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         4.2      INDEMNIFICATION. The Borrower agrees to indemnify and hold harmless the Lenders and their respective officers, employees, agents, attorneys and representatives (singularly, an "Indemnified Party", and collectively, the "Indemnified Parties") from and against any loss, cost, liability, damage or expense (including the reasonable fees and out-of-pocket expenses of counsel to the Lender, including all local counsel hired by such counsel) ("Claim") incurred by the Lenders in investigating or preparing for, defending against, or providing evidence, producing documents or taking any other action in respect of any commenced or threatened litigation, administrative proceeding or investigation under any federal securities law, federal or state environmental law, or any other statute of any jurisdiction, or any regulation, or at common law or otherwise, which is alleged to arise out of or is based upon any acts, practices or omissions or alleged acts, practices or omissions of the Borrower or its agents or arises in connection with the duties, obligations or performance of the Indemnified Parties in negotiating, preparing, executing, accepting, keeping, completing, countersigning, issuing, selling, delivering, releasing, assigning, handling, certifying, processing or receiving or taking any other action with respect to the Loan Documents and all documents, items and materials contemplated thereby even if any of the foregoing arises out of an Indemnified Party's ordinary negligence. The indemnity set forth herein shall be in addition to any other obligations or liabilities of the Borrower to the Lenders hereunder or at common law or otherwise, and shall survive any termination of this Amendment, the expiration of the Loan and the payment of all indebtedness of the Borrower to the Lenders hereunder and under the Notes, provided that the Borrower shall have no obligation under this section to the Lenders with respect to any of the foregoing arising out of the gross negligence or willful misconduct of the Lenders. If any Claim is asserted against any Indemnified Party, the Indemnified Party shall endeavor to notify the Borrower of such Claim (but failure to do so shall not affect the indemnification herein made except to the extent of the actual harm caused by such failure). The Indemnified Party shall have the right to employ, at the Borrower's expense, counsel of the Indemnified Parties' choosing and to control the defense of the Claim. The Borrower may at its own expense also participate in the defense of any Claim. Each Indemnified Party may employ separate counsel in connection with any Claim to the extent such Indemnified Party believes it reasonably prudent to protect such Indemnified Party. THE PARTIES INTEND FOR THE PROVISIONS OF THIS SECTION TO APPLY TO AND PROTECT EACH INDEMNIFIED PARTY FROM THE CONSEQUENCES OF STRICT LIABILITY IMPOSED OR THREATENED TO BE IMPOSED ON ANY INDEMNIFIED PARTY AS WELL AS FROM THE CONSEQUENCES OF ITS OWN NEGLIGENCE, WHETHER OR NOT THAT NEGLIGENCE IS THE SOLE, CONTRIBUTING, OR CONCURRING CAUSE OF ANY CLAIM, BUT NOT FROM ANY PORTION OF SUCH CLAIM ARISING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY INDEMNIFIED PARTY.

         4.3 COUNTERPARTS. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. However, this Amendment shall bind no party until Borrower, Agent and Lenders have executed a counterpart. Facsimiles shall be effective as originals.

         4.4 WRITTEN CREDIT AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED, REPRESENTS THE FINAL AGREEMENT BETWEEN AND AMONG THE

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PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR
SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN AND AMONG THE PARTIES.

         4.5 NO IMPAIRMENT. Borrower acknowledges and agrees that the renewal, extension and amendment of the Credit Agreement shall not be considered a novation of account or new contract but that all existing rights, titles, powers, and estates in favor of the Lenders constitute valid and existing obligations in favor of the Lenders. Borrower confirms and agree that (a) neither the execution of this Amendment nor any other Loan Document nor the consummation of the transactions described herein and therein shall in any way effect, impair or limit the covenants, liabilities, obligations and duties of the Borrower under the Loan Documents and (b) the obligations evidenced and secured by the Loan Documents continue in full force and effect.

SECTION 5. STERLING ACQUISITION POST-CLOSING COVENANTS.

         5.1 BORROWING BASE INCREASE FEE. On the Sterling Acquisition Closing Date, the Borrower shall pay to the Agent, for the ratable benefit of the Lenders, a Borrowing Base increase fee equal to one-quarter of one percent (.25%) of the amount of the increase in the Borrowing Base from the amount in effect prior to the effectiveness of this Amendment, which fee is due and payable on the date hereof. Borrower further agrees that any failure on its part to comply with and perform this covenant shall constitute an Event of Default under the Credit Agreement.

         5.2 STERLING ACQUISITION DEEDS OF TRUST. On the Sterling Acquisition Closing Date, the Borrower shall execute and deliver deeds of trust covering the properties acquired in connection with the Sterling Acquisition to secure the indebtedness, liabilities and obligations of Borrower with respect to the Notes and the Credit Agreement in form and substance acceptable to the Agent. Borrower further agrees that any failure on its part to comply with and perform this covenant shall constitute an Event of Default under the Credit Agreement.

         5.3 STERLING ACQUISITION PURCHASE AGREEMENT. Promptly after the Sterling Acquisition Closing Date, the Borrower shall deliver true and correct copies of the Sterling Acquisition Purchase Agreement and all material documents executed by Borrower's wholly-owned subsidiary Range Production I, L.P. in connection with the Sterling Acquisition. The Borrower further agrees that any failure on its part to comply with and perform this covenant shall constitute an Event of Default under the Credit Agreement.

                            [SIGNATURE PAGES FOLLOW]

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         IN WITNESS WHEREOF, the parties have caused this Seventh Amendment to
Amended and Restated Credit Agreement to be duly executed as of the date first above written.

                                           BORROWER:

                                           RANGE RESOURCES CORPORATION
                                           a Delaware corporation

                                           By:    /s/ Roger S. Manny
                                              ----------------------------------
                                           Name:  Roger S. Manny
                                           Title: Senior Vice President

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                                           LENDERS:

                                           BANK ONE, NA, a national banking
                                           association (Main Office Chicago)
                                           as a Lender and Administrative Agent

                                           By:    /s/ Thomas E. Both
                                              ----------------------------------
                                           Name:  Thomas E. Both
                                           Title: Director, Capital Markets

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                                           BANK OF SCOTLAND

                                           By:    /s/ Joseph Fratus
                                              ----------------------------------
                                           Name:  JOSEPH FRATUS
                                           Title: FIRST VICE PRESIDENT

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                                           JPMORGAN CHASE BANK

                                           By:    /s/ Robert C. Mertensotto
                                              ----------------------------------
                                           Name:  ROBERT C. MERTENSOTTO
                                           Title: MANAGING DIRECTOR

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                                           COMPASS BANK

                                           By:    /s/ Murray E. Brasseux
                                              ----------------------------------
                                           Name:  Murray E. Brasseux
                                           Title: Executive Vice President

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                                           CREDIT LYONNAIS NEW YORK BRANCH

                                           By:    /s/ Olivier Audemard
                                              ----------------------------------
                                           Name:  Olivier Audemard
                                           Title: Senior Vice President

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                                          FLEET NATIONAL BANK

                                          By: /s/ Jeffrey H. Rathkamp
                                              -----------------------
                                          Name: JEFFREY H. RATHKAMP
                                          Title: DIRECTOR

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                                          FORTIS CAPITAL CORP.

                                          By: /s/ Christopher S. Parada
                                              -------------------------
                                          Name:  Christopher S. Parada
                                          Title: Vice President

                                          By: /s/ Darrell W. Holley
                                              ---------------------
                                          Name:  Darrell W. Holley
                                          Title: Managing Director

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                                          NATEXIS BANQUES POPULAIRES

                                          By: /s/ Donovan C. Broussard
                                              ------------------------
                                              Donovan C. Broussard
                                              Vice President & Group Manager

                                          By: /s/ Philippe A. Robin
                                              ---------------------
                                              Philippe A. Robin
                                              Senior Vice President

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                                          COMERICA BANK
                                          (successor by merger with
                                          Comerica Bank-Texas)

                                          By: /s/ Michele L. Jones
                                              ---------------------
                                          Name:  Michele L. Jones
                                          Title: Vice President-Texas Division

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                                          HIBERNIA NATIONAL BANK

                                          By: /s/ Daria Mahoney
                                              -----------------
                                          Name:  Daria Mahoney
                                          Title: Vice President

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                                          SOUTHWEST BANK OF TEXAS, N.A.

                                          By: /s/ W. Bryan Chapman
                                              ------------------------
                                          Name:  W. Bryan Chapman,
                                          Title: Senior Vice President,
                                                 Energy Lending

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                            CONSENT AND REAFFIRMATION

         The undersigned (each a "Guarantor") hereby (i) acknowledges receipt of a copy of the foregoing Seventh Amendment to Amended and Restated Credit Agreement (the "Seventh Amendment"); (ii) consents to Borrower's execution and delivery thereof; (iii) agrees to be bound thereby; (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the obligations of the Borrower to Lenders pursuant to the terms of its Guaranty in favor of Agent and the Lenders (the "Guaranty") and (v) reaffirms that the Guaranty is and shall continue to remain in full force and effect. Although Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, Guarantor understands that the Lenders have no obligation to inform Guarantor of such matters in the future or to seek Guarantor's acknowledgment or agreement to future amendments or waivers, and nothing herein shall create such duty.

         IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation on and as of the date of the Seventh Amendment.

                                          GUARANTORS:

                                          RANGE ENERGY I, INC.
                                          a Delaware corporation

                                          By: /s/ Roger S. Manny
                                              ------------------
                                          Name: Roger S. Manny
                                          Title: Senior Vice President

                                          RANGE HOLDCO, INC.
                                          a Delaware corporation

                                          By: /s/ Roger S. Manny
                                              ------------------
                                          Name: Roger S. Manny
                                          Title: Senior Vice President

                                          RANGE PRODUCTION COMPANY
                                          a Delaware corporation

                                          By: /s/ Roger S. Manny
                                              ------------------
                                          Name: Roger S. Manny
                                          Title: Senior Vice President

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                                          RANGE ENERGY VENTURES
                                          CORPORATION, a Delaware corporation

                                          By: /s/ Roger S. Manny
                                              ------------------
                                          Name: Roger S. Manny
                                          Title: Senior Vice President

                                          GULFSTAR ENERGY, INC.
                                          a Delaware corporation

                                          By: /s/ Roger S. Manny
                                              ------------------
                                          Name: Roger S. Manny
                                          Title: Senior Vice President

                                          RANGE ENERGY FINANCE CORPORATION
                                          a Delaware corporation

                                          By: /s/ Roger S. Manny
                                              ------------------
                                          Name: Roger S. Manny
                                          Title: Senior Vice President

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                                    EXHIBIT B
                                 REVOLVING NOTE

$[ ]                              Dallas, Texas               December [ ], 2003

         FOR VALUE RECEIVED, the undersigned RANGE RESOURCES CORPORATION, a Delaware corporation ("Borrower") hereby, unconditionally promises to pay to the order of [ ] (the "Lender") at the offices of BANK ONE, NA (the "Agent") in
Dallas County, Texas, the principal sum of [        ], or so much thereof as may
be advanced and outstanding at any time or from time to time pursuant to the Amended and Restated Credit Agreement (as hereinafter defined) in lawful money of the United States of America together with interest from the date hereof until paid at the rates specified in the Amended and Restated Credit. All payments of principal and interest due hereunder are payable at the offices of Agent at Bank One, NA, Mail Code IL-0634, 1 Bank One Plaza, Chicago, Illinois 60670-0634, Facsimile No.: (312) 732-4840, Attention: Jim Moore, with a copy to 1717 Main Street, 4th Floor, Bank One Center, Dallas, Texas 75201, attention:
Energy Department, or at such other address as Lender shall designate in writing to Borrower.

         The principal and all accrued interest on this Note shall be due and payable in accordance with the terms and provisions of the Credit Agreement.

         This Note is executed pursuant to that certain Amended and Restated Credit Agreement (the "Credit Agreement") dated May 2, 2002 by and among Borrower, the Agents and Lender, and is one of the Notes referred to therein. Reference is made to the Credit Agreement and the Loan Documents (as that term is defined in the Credit Agreement) for a statement of prepayment rights and obligations of Borrower, for a statement of the terms and conditions under which the due date of this Note may be accelerated and for statements regarding other matters affecting this Note (including without limitation the obligations of the holder hereof to advance funds hereunder, principal and interest payment due dates, voluntary and mandatory prepayments, exercise of rights and remedies, payment of attorneys' fees, court costs and other costs of collection and certain waivers by Borrower and others now or hereafter obligated for payment of any sums due hereunder). Upon the occurrence of an Event of Default (as that term is defined in the Credit Agreement and Loan Documents) the Agent may declare forthwith to be entirely and immediately due and payable the principal balance hereof and the interest accrued hereon, and the Lender shall have all rights and remedies of the Lender under the Credit Agreement and Loan Documents. This Note may be prepaid in accordance with the terms and provisions of the Credit Agreement.

         Regardless of any provision contained in this Note, the holder hereof shall never be entitled to receive, collect or apply, as interest on this Note, any amount in excess of the Maximum Rate (as such term is defined in the Credit Agreement), and, if the holder hereof ever receives, collects, or applies as interest, any such amount which would be excessive interest, it shall be deemed a partial prepayment of principal and treated hereunder as such; and, if the indebtedness evidenced hereby is paid in full, any remaining excess shall forthwith be paid to Borrower. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the Maximum Rate, Borrower and the holder hereof shall, to the maximum

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extent permitted under applicable law (i) characterize any non-principal payment as an expense, fee or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, and (iii) spread the total amount of interest throughout the entire contemplated term of the obligations evidenced by this Note and/or referred to in the Credit Agreement so that the interest rate is uniform throughout the entire term of this Note; provided that, if this Note is paid and performed in full prior to the end of the full contemplated term thereof; and if the interest received for the actual period of existence thereof exceeds the Maximum Rate, the holder hereof shall refund to Borrower the amount of such excess or credit the amount of such excess against the indebtedness evidenced hereby, and, in such event, the holder hereof shall not be subject to any penalties provided by any laws for contracting for, charging, taking, reserving or receiving interest in excess of the Maximum Rate.

         If any payment of principal or interest on this Note shall become due on a day other than a Business Day (as such term is defined in the Credit Agreement), such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in computing interest in connection with such payment.

         If this Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceeding at law or in equity or in bankruptcy, receivership or other court proceedings, Borrower agrees to pay all costs of collection, including, but not limited to, court costs and reasonable attorneys' fees.

         Borrower and each surety, endorser, guarantor and other party ever liable for payment of any sums of money payable on this Note, jointly and severally waive presentment and demand for payment, notice of intention to accelerate the maturity, protest, notice of protest and nonpayment, as to this Note and as to each and all installments hereof, and agree that their liability under this Note shall not be affected by any renewal or extension in the time of payment hereof, or in any indulgences, or by any release or change in any security for the payment of this Note, and hereby consent to any and all renewals, extensions, indulgences, releases or changes.

         This Note shall be governed by and construed in accordance with the applicable laws of the United States of America and the laws of the State of Texas.

         THIS INSTRUMENT SECURES A LINE OF CREDIT USED PRIMARILY FOR BUSINESS, COMMERCIAL OR AGRICULTURAL PURPOSES.

         THIS WRITTEN NOTE, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENTS BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         This Note amends, modifies, and restates, but does not extinguish, the
indebtedness evidenced by that certain Revolving Note of Borrower dated [     ]
payable to the order of Bank in the original principal amount of $[      ],
executed by Borrower and payable to the order of Bank.

Seventh Amendment to Amended and Restated Credit Agreement - Signature Page DALLAS 1315126

EXECUTED as of the date and year first above written.

                                          BORROWER:

                                          RANGE RESOURCES CORPORATION
                                          a Delaware corporation

                                          By: /s/ Roger S. Manny
                                              ------------------
                                          Name: Roger S. Manny
                                          Title: Senior Vice President

Sixth Amendment to Amended and Restated Credit Agreement - Signature Page DALLAS 1315126

                                   SCHEDULE 1

        LENDER                                     COMMITMENT
        ------                                     -----------
BANK ONE, NA                                       $26,000,000
BANK OF SCOTLAND                                   $26,000,000
CREDIT LYONNAIS NEW YORK BRANCH                    $26,000,000
FLEET NATIONAL BANK                                $26,000,000
FORTIS CAPITAL CORP.                               $26,000,000
JPMORGAN CHASE                                     $26,000,000
COMPASS BANK                                       $18,000,000
COMERICA BANK                                      $17,500,000
NATEXIS BANQUES POPULAIRES                         $13,500,000
SOUTHWEST BANK OF TEXAS, N.A.                      $10,000,000
HIBERNIA NATIONAL BANK                             $10,000,000

Seventh Amendment to Amended and Restated Credit Agreement - Signature Page DALLAS 1315126